PROVIDENT

Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2018

March 31, 2018

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2018 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$18.09
52-Week Range:	$17.62 - $20.35
Shares Outstanding:	7,460,804 shares
Market Capitalization:	$135.0 million
P/E (ttm):	82.23x
Diluted EPS (ttm):	$0.22
Annual Dividend & Yield:	$0.56 (3.10%)
As of March 31, 2018	

Franchise Overview

Northern California:
Pleasanton
Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Largest independent community bank headquartered in Riverside County, California**
- **Expanding customer base and market**
- **Eighth largest deposit market share in Riverside County; largest deposit market share of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Atascadero
- Brea
- Escondido
- Glendora
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville

Financial Performance

Developments

- Net Interest Income increases by 3% (sequential quarter)
- Net Interest Margin increases by 15 basis points (sequential quarter)
- Non-Interest Income decreases by 9% (sequential quarter)
- Operating Expenses decrease by 6% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.1
$8.6
$8.9
$9.1
$8.8
$9.1
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Non-Interest Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.3
$1.4
$1.1
$1.6
$1.4
$1.6
$6.5
$5.4
$5.8
$4.8
$4.3
$3.6
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$14.7
$13.8
$14.7
$15.7
$13.2
$12.4
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)



(In Millions)
$3.0
$2.0
$1.0
$-
$(1.0)
$2.2
$1.7
$1.1
$(0.3)
$1.3
$1.9
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Pre-Tax Income (Loss) – Operating Segments



(In Millions)
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$2.9
$2.4
$(0.6)
$3.0
$(1.5)
$2.0
$(2.4)
$3.0
$(1.7)
$4.0
$(1.6)
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Community Banking
Mortgage Banking

Quarterly Net Income (Loss)



(In Millions)
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.5
$1.1
$1.0
$(0.2)
$(0.8)
$1.7
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Diluted Earnings (Loss) Per Share



$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$0.18
$0.14
$0.12
$(0.03)
$(0.10)
$0.23
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.09%
3.00%
3.09%
3.17%
3.08%
3.23%
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Efficiency Ratio



110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
86.71%
89.18%
92.77%
101.71%
91.17%
86.78%
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Return on Average Assets



0.75%
0.50%
0.25%
0.00%
(0.25)%
(0.50)%
0.50%
0.39%
0.32%
(0.08)%
(0.27)%
0.59%
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Return on Average Equity



7.50%
5.00%
2.50%
0.00%
(2.50)%
(5.00)%
4.53%
3.46%
2.95%
(0.70)%
(2.50)%
5.76%
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Community Banking

Developments

- Preferred Loans grow 3% during the past year
- Loans Held for Investment yield increases 12 basis points from March 31, 2017
- Deposit costs decrease by one basis point from March 31, 2017
- Higher cost Time Deposit balances continue to decline
- Borrowing costs decrease by four basis points from March 31, 2017

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$44
$51
$70
$74
$96
$104
$868
$881
$905
$908
$886
$894
12/31/16
3/31/17
6/30/17
9/30/17
12/31/17
3/31/18
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
64%
64%
64%
65%
65%
65%
$554
$563
$585
$588
$575
$579
$317
$320
$322
$322
$314
$317
12/31/16
3/31/17
6/30/17
9/30/17
12/31/17
3/31/18
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Portfolio Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$16
$19
$31
$25
$12
$21
$48
$39
$43
$20
$22
$29
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Provident Bank
Provident Bank Mortgage

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/18	Interest Rate	Balance as of 03/31/17	Interest Rate
Single-Family	$ 316,912	4.18%	$ 319,714	3.94%
Multi-Family	466,266	4.10%	459,180	4.05%
Commercial Real Estate	106,937	4.67%	96,364	4.63%
Construction	10,915	6.69%	16,552	5.75%
Other	-	-	241	5.57%
Commercial Business	450	6.06%	668	6.11%
Consumer	130	13.80%	126	13.48%
Total Loans Held for Investment	$ 901,610	4.23%	$ 892,845	4.11%
Undisbursed Loan Funds	(5,591)		(9,468)	
Advance Payments of Escrows	160		165	
Deferred Loan Costs, net	5,519		5,243	
Allowance for Loan Losses	(7,531)		(8,275)	
Total Loans Held for Investment, net	$ 894,167		$ 880,510	

Loan Composition as of 03/31/18



Construction 1%
Other 0%
Commercial Business 0%
Consumer 0%
Commercial Real Estate 12%
Single-Family 35%
Multi-Family 52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$111 $111 $126 $121 $111 $111
$289 $281 $268 $258 $247 $245
$639 $658 $659 $669 $661 $677
12/31/16 03/31/17 06/30/17 09/30/17 12/31/17 03/31/18
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 03/31/2018	Rate		At 03/31/2017	Rate
Checking Accounts - Non Interest-Bearing	$	87,520	- %	$	76,795	- %
Checking Accounts - Interest-Bearing		260,492	0.11%		258,197	0.11%
Savings Accounts		295,606	0.20%		290,158	0.20%
Money Market Accounts		33,396	0.21%		32,648	0.21%
Time Deposits		245,485	1.03%		280,508	0.98%
Total Deposits	$	922,499	0.38%	$	938,306	0.39%
Brokered Deposits Included Above	$	1,567	3.88%	$	1,567	3.88%

Deposit Composition at 03/31/18



9%
27%
4%
32%
28%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)		At 03/31/2018	Rate		At 03/31/2017	Rate
Overnight	$	-	-	$	-	-
Three Months or Less		-	-		-	-
Over Three to Six Months		-	-		-	-
Over Six to Twelve Months		-	-		10,017	3.01%
Over One to Two Years		10,000	1.53%		-	-
Over Two to Three Years		20,000	3.85%		10,000	1.53%
Over Three to Four Years		21,176	2.07%		20,000	3.85%
Over Four to Five Years		-	-		21,227	2.08%
Over Five Years		60,000	2.40%		50,000	2.36%
Total Borrowings	$	111,176	2.52%	$	111,244	2.56%

Asset Quality

Developments

- Non-Performing Assets balance declines to lowest level in many years
- Non-Performing Assets to Total Assets Ratio at 0.64% on March 31, 2018
- REO activity remains limited
- Early-Stage Delinquencies very low at $160,000

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%

	12/31/16	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18
Non-Performing Assets	$13,014	$11,620	$9,610	$7,991	$8,606	$7,553
NPA to Total Assets	1.09%	0.97%	0.80%	0.67%	0.74%	0.64%
ALLL to LHI	0.96%	0.93%	0.88%	0.88%	0.90%	0.84%

(Recovery) Provision for Loan Losses



(In Thousands)
$400
$200
$-
$(200)
$(400)
$(600)
$(350)
$(165)
$(377)
$169
$(11)
$(505)
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Non-Performing Asset Composition 03/31/18



0%
1%
10%
0%
0%
0%
89%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,391
$8,275
$8,039
$8,063
$8,075
$7,531
12/31/16
3/31/17
6/30/17
9/30/17
12/31/17
03/31/18

ALLL Allocation as of 03/31/18



0%
0%
1%
0%
13%
44%
42%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At March 31, 2018				At March 31, 2017			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$157	24	$6,823	3	$978	29	$8,533
Multi-Family	-	-	-	-	-	-	1	372
Commercial Real Estate	-	-	-	-	-	-	1	201
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	73	-	-	1	83
Consumer Loans	3	3	-	-	-	-	1	-
Total	4	$ 160	25	$ 6,896	3	$ 978	33	$ 9,189

Net Charge-Offs (Recoveries)



(In Thousands)
$200
$100
$-
$(100)
$(200)
$(16)
$(49)
$(141)
$145
$(23)
$39
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Asset Quality

Geographic Location

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$108,629	34%	$148,585	47%	$58,608	19%	$1,090	0%	$316,912	100%
Multi-Family	79,997	17%	281,013	60%	102,559	22%	2,697	1%	$466,266	100%
Commercial Real Estate	31,911	30%	49,424	46%	25,602	24%	-	0%	$106,937	100%
Construction	429	4%	9,088	83%	1,398	13%	-	0%	$10,915	100%
Total	$220,966	25%	$488,110	54%	$188,167	21%	$3,787	0%	$901,030	100%

(1) Other than Inland Empire.

Geographic Location 03/31/18


0%
25%
21%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018 YTD	TOTAL
Loan Balance (in Thousands)	$137,246	$937	$2,242	$2,460	$8,273	$12,551	$35,027	$82,695	$20,996	$302,427
Weighted Avg. LTV (1)	61%	60%	51%	44%	69%	69%	65%	74%	71%	66%
Weighted Avg. Age (in Years)	12.33	6.68	5.58	4.74	3.63	2.82	1.69	0.94	0.09	6.37
Weighted Avg. FICO (2)	730	710	758	754	756	735	744	735	747	735
Number of Loans	474	4	13	22	22	19	65	124	31	774
Geographic Breakdown (%)										
Inland Empire	37%	57%	14%	44%	40%	20%	28%	31%	50%	34%
Southern California (3)	51%	43%	51%	26%	33%	53%	37%	48%	48%	48%
Other California	11%	0%	35%	30%	27%	27%	35%	21%	2%	18%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018YTD	TOTAL
Loan Balance (in Thousands)	$19,329	$5,101	$11,245	$55,897	$71,189	$81,729	$125,670	$77,506	$18,600	$466,266
Weighted Avg. LTV (1)	40%	48%	49%	53%	52%	53%	48%	50%	43%	50%
W. Avg. Debt Coverage Ratio (2)	1.62x	1.65x	1.87x	1.68x	1.69x	1.64x	1.66x	1.66x	1.79x	1.67x
Weighted Avg. Age (in Years)	13.05	6.51	5.55	4.63	3.71	2.74	1.74	0.81	0.10	2.96
Weighted Avg. FICO (2)	697	757	735	767	765	757	762	752	761	757
Number of Loans	47	8	15	80	90	122	148	122	26	658
Geographic Breakdown (%)										
Inland Empire	31%	9%	2%	34%	13%	17%	10%	18%	27%	17%
Southern California (3)	47%	71%	70%	50%	56%	63%	64%	63%	63%	60%
Other California	8%	20%	28%	16%	31%	20%	26%	19%	10%	22%
Other States	14%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018YTD	TOTAL (4)(5)
Loan Balance (in Thousands)	$1,476	$ -	$ 10,386	$11,291	$ 20,912	$ 19,892	$ 17,237	$ 19,821	$ 5,922	$106,937
Weighted Avg. LTV (1)	31%	-	0.44	46%	44%	41%	49%	43%	45%	44%
W. Avg. Debt Coverage Ratio (2)	1.42x	-	1.94x	1.61x	1.93x	1.80x	1.58x	1.67x	1.24x	1.72x
Weighted Avg. Age (in Years)	14.60	-	5.52	4.70	3.64	2.69	1.86	0.61	0.15	2.87
Weighted Avg. FICO (2)	705	-	743	757	752	758	759	773	756	758
Number of Loans	8	-	9	18	25	25	23	23	8	139
Geographic Breakdown (%)										
Inland Empire	68%	-	72%	22%	37%	31%	11%	26%	0%	30%
Southern California (3)	32%	-	28%	54%	43%	32%	62%	52%	61%	46%
Other California	0%	-	0%	24%	20%	37%	27%	22%	39%	24%
Other States	0%	-	0%	0%	0%	0%	0%	0%	0%	0%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

(4) Comprised of the following: $39.8 million in Mixed Use; $18.0 million in Retail; $15.8 million in Office; $11.0 million in Mobile Home Parks; $8.8 million in Warehouse; $5.4 million in Medical/Dental Office; $3.0 million in Mini-Storage; $2.0 million in Restaurant/Fast Food; $1.6 million in Automotive – Non-Gasoline; and $1.5 million in Light Industrial/Manufacturing.

(5) Consisting of $101.9 million or 95.3% in investment properties and $5.0 million or 4.7% in owner occupied properties.

Mortgage Banking

Developments

- Loan Origination Volume decreases 30% to $240.8 million (sequential quarter)
- Gain on Sale of Loans decreases 17% to $3.6 million (sequential quarter)
- Gross Locked Pipeline increases 23% to $85.3 million (sequential quarter)
- Loan Sale Margin increases four basis points to 153 basis points (sequential quarter)

PBM Loan Originations



(In Millions)
$600
$500
$400
$300
$200
$100
$0
$18
$542
$19
$318
$31
$406
$25
$392
$12
$332
$21
$220
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Saleable
Portfolio

PBM Locked Pipeline



(In Thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
27%
28%
26%
28%
31%
26%

	12/31/16	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18
Gross Locked Pipeline	$128,917	$163,306	$124,799	$127,505	$69,234	$85,271
Net Locked Pipeline (1)	$94,354	$117,993	$92,726	$92,065	$48,032	$62,871
Fall-Out Ratio	27%	28%	26%	28%	31%	26%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Refinance	55%	38%	37%	42%	43%	37%
Purchase	45%	62%	63%	58%	57%	63%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$6,478
$5,395
$5,811
$4,847
$4,317
$3,597
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.39%
1.39%
1.58%
1.57%
1.50%
1.50%
1.24%
1.24%
1.49%
1.49%
1.53%
1.53%
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$25
$0
($25)
($50)
($75)
($100)
($125)
($30)
($9)
($98)
$0
($22)
$0
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18

Recourse Reserve



(In Thousands)
$500
$400
$300
$200
$100
$-
$412
$403
$305
$305
$283
$283
12/31/16
3/31/17
6/30/17
9/30/17
12/31/17
03/31/18

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 3.10% cash dividend yield (approximately)
- Repurchased approximately 78,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
200,000
150,000
100,000
50,000
-
85,800
89,819
189,495
126,000
140,526
77,681
Q2FY2017
Q3FY2017
Q4FY2017
Q1FY2018
Q2FY2018
Q3FY2018

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	03/31/18
Tier 1 Leverage Ratio	9.50%	9.79%	9.90%	9.54%	9.59%	9.83%
CET1 Ratio	15.43%	16.10%	16.13%	15.79%	16.44%	16.72%
Tier 1 Risk-Based Capital Ratio	15.43%	16.10%	16.13%	15.79%	16.44%	16.72%
Total Risk-Based Capital Ratio	16.58%	17.28%	17.27%	16.95%	17.65%	17.84%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.30x
1.25x
1.20x
1.15x
1.10x
1.05x
1.00x

	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18
Price/TBV	1.09x	1.17x	1.21x	1.12x	1.16x	1.19x	1.14x	1.12x